         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.


                                                                 EXHIBIT 10.4.32


                              NEOPROBE CORPORATION

                                        &

                                   EV PRODUCTS

                                SUPPLY AGREEMENT


                                  DECEMBER 1997


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                TABLE OF CONTENTS
ARTICLE. DEFINITIONS.........................................................1
  1.01     Affiliate.........................................................1
  1.02     Calendar Year.....................................................1
  1.03     Certificate of Release (or Certificate of Compliance).............1
  1.04     Crystal...........................................................2
  1.05     Effective Date....................................................2
  1.06     FDA and Act.......................................................2
  1.07     Crystals and/or Modules...........................................2
  1.08     Person............................................................2
  1.09     Quality Assurance Standards.......................................2
  1.10     Schedules.........................................................2
  2.01     Supply of Product.................................................2
  2.02     Price of Crystals and/or Modules..................................3
  2.03     Working Forecast..................................................3
  2.04     Long-Term Business Forecast.......................................3
  2.05     Placement of an Order.............................................3
  2.06     eV's Obligation to Meet Requirements..............................3
  2.07     Neoprobe's Obligation to Meet Requirements........................3
  2.08     Exclusivity.......................................................3
  2.09     Shipment of and Payment for Crystals and/or Modules...............4

ARTICLE III. TOOLING.........................................................4
  3.01     Ownership of Tooling..............................................4
  3.02     Tooling Maintenance...............................................4
  3.03     Tooling Removal...................................................4

ARTICLE IV. TERM AND TERMINATION.............................................5
  4.01     Term..............................................................5
  4.02     Termination for Material Breach...................................5
  4.03     Termination for Insolvency........................................5
  4.04     Rights or Obligations Upon Termination............................5
  4.05     Confidentiality Upon Termination..................................5

ARTICLE V.  REGULATORY.......................................................5
  5.01     Access to eV's Facilities.........................................5
  5.02     Regulatory Support................................................6
  5.03     Manufacturing Facility............................................6

ARTICLE VI. REPRESENTATIONS & WARRANTIES.....................................6
  6.01     Product Warranty..................................................6

ARTICLE VII. INDEMNIFICATION.................................................6
  7.01     eV Indemnity......................................................6
  7.02     Neoprobe Indemnity................................................6
  7.03     Notice of Defense of Actions......................................7

                                       (i)

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

ARTICLE VIII. CONFIDENTIALITY................................................7
  8.01     Confidential Information..........................................7
  8.02     Limitations on Confidentiality....................................7
  8.03     Disclosure Required by Law........................................8
  8.04     Equitable Remedies for Breach of Confidentiality..................8

ARTICLE IX. PROTECTION OF SUPPLY.............................................8
  9.01     Disaster Recovery.................................................8
  9.02     Placement of Ingot Order .........................................8
  9.03     Close of eV's Business............................................9

ARTICLE X. MISCELLANEOUS.....................................................9
  10.01 Force Majeure........................................................9
  10.02 Relationship.........................................................9
  10.03 Governing Law ......................................................10
  10.04 Notice..............................................................10
  10.05 Legal Construction..................................................11
  10.06 Entire Agreement, Modifications, Consents, Waivers..................11
  10.07 Copyright...........................................................11
  10.08 Section Headings; Construction......................................11
  10.09 Execution Counterparts..............................................12

ARTICLE XI.  LIMITATION OF LIABILITY........................................12

ARTICLE XII. BINDING EFFECT.................................................12

SIGNATURE PAGE..............................................................13

SCHEDULE 1.07 SPECIFICATIONS...............................................(I)

SCHEDULE 2.02 CRYSTALS AND/OR MODULES PRICE...............................(II)

SCHEDULE 2.08 NEOPROBE COMPETITORS.......................................(III)

SCHEDULE 9.02 CRYSTAL INGOT PRICE.........................................(IV)

                                      (ii)

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                SUPPLY AGREEMENT


         THIS AGREEMENT entered into this 8th day of December 1997, between Neoprobe Corporation, a Delaware corporation with principle offices at 425 Metro Place North, Suite 300, Dublin, Ohio 43017 (hereinafter "NEOPROBE"), and eV PRODUCTS, a Division of II-VI Incorporated, located at 375 Saxonburg Blvd., Saxonburg, PA 16056 (hereinafter referred to as "eV").

         WHEREAS, NEOPROBE is a biopharmaceutical company engaged in the development and marketing of proprietary products and methods useful in the treatment of various diseases including cancer; and

         WHEREAS, among the products Neoprobe has under development and will market is a portable radiation detection device consisting of a control unit and hand-held probe; and

         WHEREAS, eV manufactures certain crystals and associated hybrid electronics which are components of the probe; and WHEREAS, Neoprobe desires to purchase its requirements for crystals and associated electronics used in the probe exclusively from eV; and

         WHEREAS, eV is willing to sell crystals and associated hybrid electronics to Neoprobe for the above-described purpose;

         NOW, THEREFORE, in consideration of the mutual covenants exchanged herein, the parties agree as follows:

                              ARTICLE. DEFINITIONS
                              --------------------

       1.01 Affiliate. The term "Affiliate" as used herein shall mean with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, "control" including, with correlative meanings, the terms "controlled by" and "under common control with" means ownership directly or indirectly of more than thirty percent (30%) of the equity capital having the right to vote for election of directors in the case of a corporation and more than thirty percent (30%) of the beneficial interest in the case of a business entity other than a corporation.

         1.02 Calendar Year. The term "Calendar Year" shall mean the consecutive twelve (12) month period beginning January 1 of a year and ending December 31 of such year.

                                                                        page - 1

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

         1.03 Certificate of Release (or Certificate of Compliance). As used herein the term "Certificate of Release" is used to mean the document supplied by eV with each lot or batch of Crystals and/or Modules stating that all Crystals and/or Modules (as defined in Section 1.07) manufactured by eV meet or exceed the Specifications attached hereto as Schedule 1.07.

         1.04 Crystal. As used herein, the term "Crystal" shall mean the active detection medium of the hand-held probe referred to above, consisting of a Cadmium-Zinc-Telluride (CZT) crystal of dimensions and shape defined by the Specifications.

         1.05 Effective Date. The "Effective Date" of this Agreement shall be the date first written herein above.

         1.06 FDA and Act. The term "FDA" and the term "Act" as used herein shall mean the United States Food and Drug Administration or any successor agency having the administrative authority to regulate the approval for testing or marketing of human pharmaceutical or biological therapeutic products and medical devices in the United States; and the term "Act" as used herein refers to the Federal Food, Drug & Cosmetic Act (21 U.S.C. '301 et seq.) and the regulations promulgated thereunder.

         1.07 Crystals and/or Modules. As used herein the term "Crystals and/or Modules" shall mean a Crystal having certain attached electronic components and circuits as described in the Specifications attached hereto as Schedule 1.07 and incorporated herein.

         1.08 Person. As used herein the term "Person" shall mean any individual, corporation, partnership, business trust, business association, governmental entity, governmental authority or other legal entity.

         1.09 Schedules. The Schedules to this Agreement are listed below and are an integral part of this Agreement and are incorporated herein

          SCHEDULE       DESCRIPTION
          --------       -----------
          1.07           Specifications
          2.02           Crystal and/or Modules Price
          2.08           Neoprobe Competitors
          9.01           Crystal Ingot Price

           ARTICLE II. FORECAST AND SUPPLY OF CRYSTALS AND/OR MODULES
           ----------------------------------------------------------

         2.01 Supply of Product. Neoprobe hereby agrees to buy and eV hereby agrees to sell to Neoprobe all of Neoprobe's requirements for the Crystals and/or page - 2

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

Modules. eV shall manufacture the Crystals and/or Modules in accordance with the Specifications.

         2.02 Price of Crystals and/or Modules. The price of the Crystals and/or Modules supplied by eV to Neoprobe shall be as set forth in Schedule 2.02.

         2.03 Working Forecast. Within fifteen (15) days after the Effective Date, Neoprobe shall deliver to eV a forecast of the quantity of Crystals and/or Modules required for the initial 24 month period from the Effective Date (the "Initial Forecast"), and shall thereafter update such forecast on a monthly basis and provide it to eV on the first day of each month, so that the parties have a twenty-four (24) month rolling forecast of the estimated requirements for the Crystals and/or Modules. Any change to the working forecast of +/- 25% or more requires notification and negotiation prior to acceptance.

         2.04 Long-Term Business Forecast. Within thirty (30) days after the Effective Date, Neoprobe shall deliver to eV a forecast of the quantity of Crystals and/or Modules required per year for each year from the Effective Date to December 31, 2002. This long-term forecast is for planning purposes only; actual production scheduling and order placements shall be made against the working forecast of Section 2.03.

         2.05 Placement of an Order. Neoprobe shall initiate an order for Crystals and/or Modules by sending to eV a purchase order corresponding to Neoprobe's forecasted requirements for a Calendar Year. The first or "initial" purchase order shall be for the period starting January 1, 1998 and ending December 31, 1998, and shall be for a quantity of Crystals and/or Modules corresponding to the Initial Forecast less any pre-existing orders. The "initial" purchase order shall be placed no later than 15 working days from the Effective Date. Thereafter, Neoprobe shall place purchase orders covering each 12-month period on November 1 of each Calendar Year during the term of the Agreement. Orders may be placed in writing, by e-mail or by facsimile.

         2.06 eV's Obligation to Meet Requirements. eV agrees to supply, in each Calendar Year, all orders placed by Neoprobe up to one hundred percent (100%) of Neoprobe's Calendar Year order. eV shall attempt to supply any quantity of Crystals and/or Modules ordered by Neoprobe in excess of the order.

         2.07 Neoprobes Obligation to Meet Requirements. Neoprobe agrees to receive and/or pay for a minimum of 75% of the Crystals and/or Modules specified by a Neoprobe purchase order placed pursuant to Section 2.05.

         2.08 Exclusivity. During the term of this Agreement and any extensions thereof, eV shall not supply Crystals and/or Modules for use in hand-held, radiation detecting, medical devices to any third party listed as specified in
Schedule 2.08 attached hereto, as such Schedule may be amended from time to time by Neoprobe. In the event the size (quantity and dollar value) of the order placed by Neoprobe pursuant to Section 2.05 does not increase on a yearly basis during the page - 3

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

initial term of the Agreement, eV shall have the right to market and sell Crystals to third parties including those listed on Schedule 2.08.

         2.09 Shipment of and Payment for Crystals and/or Modules. eV shall ship all Crystals and/or Modules C.I.P. Neoprobe's designated facility. Neoprobe shall pay eV for Crystals and/or Modules within thirty (30) days after receipt of the invoice for Crystals and/or Modules and receipt of a Certificate of Release for the Crystals and/or Modules.

                              ARTICLE III. TOOLING
                              --------------------

         3.01 Ownership of Tooling. eV shall procure and/or produce upon mutual pre-approvals, all tools, dies, jigs, and fixtures required to manufacture the Crystals and/or Modules. eV shall invoice Neoprobe, at mutually pre-approved amounts and intervals, for all labor and materials required to procure or produce all such tooling, jigs, fixtures, and the like, and upon payment Neoprobe shall obtain unrestricted ownership thereof and to the detailed assembly drawings for such tooling. Neoprobe shall pay eV for all such items within thirty (30) days after receipt of the invoice. All replacement tools required shall also be owned by Neoprobe upon payment by Neoprobe of the cost thereof. Termination of this Agreement shall result in the surrender by eV of all tools, drawings, for tools, replacement tools, fixtures and jibs, paid for and owned by Neoprobe.

         3.02 Tooling Maintenance. At all times under this Agreement during which eV has possession of Neoprobe tooling, eV shall have the responsibility of performing normal, expected maintenance and repairs. The cost of modifying or replacing or rebuilding Neoprobe owned tooling worn through usage or in need of major repair for reasons other than lack of periodic maintenance shall be borne by Neoprobe. eV shall be responsible for such costs if such costs are incurred due to a failure to perform proper maintenance. Payment for the cost of any other required tooling changes shall be negotiated by the parties prior to any change. All modifications and major repairs to tooling must be approved in advance by Neoprobe. eV will obtain a warranty on all tooling purchased by eV for Neoprobe that warrants the tooling against defect during its normal useful life and that obligates the supplier to replace without cost any defective tooling. Neoprobe shall have the right to inspect all tooling during normal business hours. eV agrees that it will obtain agreement from any third parties that will be given possession of Neoprobe owned tooling that such third parties will permit Neoprobe to inspect tooling during normal business hours.

         3.03 Tooling Removal. Upon expiration or termination of this Agreement, Neoprobe shall have the right to take possession of and remove from the eV facility or from the facility of any third party, all tooling owned by Neoprobe and all confidential information owned by Neoprobe upon request and upon any expiration, cancellation, or termination of this Agreement. The cost of removing and transferring such tooling shall be borne by Neoprobe. In addition to jigs, fixtures, and tooling, Neoprobe may take possession of a detailed assembly drawing for such page - 4

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

tooling subject to the conditions stated. eV assumes no patent responsibility and gives no express warranty whatsoever on tooling and equipment removed and, other than warranty of title, such tooling is removed "as is".

                        ARTICLE IV. TERM AND TERMINATION
                        --------------------------------

         4.01 Term. Upon execution by both parties, this Agreement shall be effective as of the date first set forth above and shall expire on December 31, 2002; provided however, that unless either party notifies the other in writing no later than October 31 of that year, the Agreement shall automatically renew for an additional three (3) year period, to end December 31, 2005.

         4.02 Termination for Material Breach. Either party may terminate this Agreement in the event of a material breach by the other, provided that the party asserting such breach first serves written notice of the alleged breach on the offending party and such alleged breach is not cured within (60) days of said notice.

         4.03 Termination for Insolvency. In the event that either party shall become insolvent or shall suspend its business, or shall file a voluntary petition or any answer admitting the jurisdiction of the court and the material allegations of, or shall consent to, an involuntary petition pursuant to or purporting to be pursuant to any reorganization or insolvency law of any jurisdiction, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of a receiver or trustee of all or a substantial part of its property (such party, upon the occurrence of any such event, a "Bankrupt Party"), then to the extent permitted by the law the other party hereto may thereafter immediately terminate this Agreement by giving notice of termination to the Bankrupt Party.

         4.04 Rights or Obligations Upon Termination. Termination of this Agreement, for whatever reason, shall not affect any rights or obligations which may have accrued to either party prior to the effective date of termination.

         4.05 Confidentiality Upon Termination. The obligations of confidentiality in Article IX and of Indemnification as provided in Article VIII shall survive the expiration or termination of this Agreement.

                              ARTICLE V. REGULATORY
                              ---------------------

         5.01 Access to eV's Facilities. Neoprobe shall have access to eV's manufacturing facility during regular business hours to inspect relevant portions of eV's assembly and test equipment and facilities. In addition, Neoprobe shall have access to any relevant books, records and other documentation of eV reasonably necessary to assure that eV is in compliance with all applicable federal, state and local rules and regulations.

                                                                        page - 5

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

         5.02 Regulatory Support. eV shall provide Neoprobe at no additional charge, with relevant documents and technical information pertaining to the Crystals and/or Modules, that Neoprobe may require in support of its regulatory filings. In the event additional regulatory support over and above that just described is required by Neoprobe, eV shall provide such support and shall charge Neoprobe for the labor and materials used.

         5.03 The Manufacturing Facility. eV represents and warrants that it shall use its best efforts to maintain the relevant portions of its facilities in such a fashion as to be in compliance with applicable federal, state and local rules and regulations.

                    ARTICLE VI. REPRESENTATIONS & WARRANTIES
                    ----------------------------------------

         6.01 Product Warranty. eV hereby represents and warrants that all Crystals and/or Modules sold to Neoprobe hereunder at the time of shipment to Neoprobe shall have been:

         (i)      manufactured in accordance with the Specifications;

         (ii) manufactured, packaged, stored and shipped in conformity with all applicable requirements; and

         (iii) title to all Crystals and/or Modules sold hereunder shall pass to Neoprobe as provided herein free and clear of any security interest, lien or other encumbrance.

                          ARTICLE VII. INDEMNIFICATION
                          ----------------------------

         7.01 eV Indemnity. eV agrees to indemnify, protect and defend Neoprobe and hold Neoprobe harmless from and against any claims, damages, liability, harm, loss, costs, penalties, lawsuits, threats of lawsuit, recalls or other governmental action, including reasonable attorneys' fees, brought or claimed by any third party which (i) arise as the result of eV's breach of this Agreement or of any warranty or representation made to Neoprobe under this Agreement; or,
(ii) which result from any claim made against Neoprobe in connection with eV's supply of defective Crystals and/or Modules to Neoprobe.

         7.02 Neoprobe Indemnity. Neoprobe agrees to indemnify, protect, and defend eV and hold eV harmless from and against any claims, damages, liabilities, harm, loss, costs, penalties, lawsuits, threats of lawsuit, recalls or other governmental action, including reasonable attorneys' fees, brought or claimed by any third party, which (i) arise out of Neoprobe's breach of this Agreement or of any warranty or representation to eV under this Agreement; or, arise in connection with Neoprobe's sale, marketing or distribution of Devices containing the Crystals and/or Modules or other activities or actions in connection with the Crystals and/or Modules.

                                                                        page - 6

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

         7.03 Notice of Defense of Actions. Each party shall give the other prompt notice of any potential liability, and promptly after receipt by a party claiming indemnification under this Article VII of notice of the commencement of any action, such indemnified party shall notify the indemnifying party of the commencement of the action and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such action with counsel of its choosing. An indemnifying party shall not have the right to direct the defense in such an action of an indemnified party if counsel to such indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party; provided, however, that in such event, the indemnified party shall bear the fees and expenses of separate counsel reasonably satisfactory to the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article VII. No settlement of any claim or action may be made without the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed).

                          ARTICLE VIII. CONFIDENTIALITY
                          -----------------------------

         8.01 Confidential Information. Each party ("Receiving Party") shall maintain in confidence all information heretofore or hereafter disclosed by the other ("Disclosing Party") during the term of this Agreement and for a period of five (5) years following the termination or expiration of the term, which the Receiving Party knows or has reason to know are trade secrets and other proprietary information owned by or licensed to the other, including, but not limited to information relating to the Crystals and/or Modules, the Device or the Crystal as well as licenses, patents, patent applications, technology or processes and business plans of the other party, including, without limitation, information designated as confidential in writing from one party to the other (all of the foregoing hereinafter referred to as "Confidential Information"), and shall not use such Confidential Information except as permitted by this Agreement or disclose the same to anyone other than those of its officers, directors or employees as are necessary in connection with such party's activities as contemplated by this Agreement. Each party shall use its best efforts to ensure that its officers, directors and employees do not disclose or make any unauthorized use of such Confidential Information. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other's Confidential Information.

         8.02 Limitations on Confidentiality. The obligation of confidentiality contained in this Article VIII shall not apply to the extent that: i) the Receiving Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; ii) the Receiving Party can demonstrate that the disclosed information was at the time of disclosure already in the public domain other than as a result of actions or failure to act of the Receiving Party, its officers, directors or employees, in violation hereof; iii) the page - 7

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

disclosed information was rightfully known by the Receiving Party (as shown by its written records) prior to the date of disclosure to the Receiving Party in connection with this Agreement; or iv) the disclosed information was received by the Receiving Party on an unrestricted basis from a source which is not under a duty of confidentiality to the other party.

         8.03 Disclosure Required by Law. In the event that the Receiving Party shall be required to make disclosure pursuant to the provisions of Section 8.02 as a result of the issuance of a court order or other government process, the Receiving Party shall promptly, but in no event more than forty-eight (48) hours after learning of such court order or other government process, notify, by personal delivery or facsimile, all pursuant to Section 12.04 hereof, the Disclosing Party and, at the Disclosing Party's expense, the Receiving Party shall: a) take all reasonably necessary steps requested by the Disclosing Party to defend against the enforcement of such court order or other government process, and b) permit the Disclosing Party to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

         8.04 Equitable Remedies for Breach of Confidentiality. The parties acknowledge that their failure to comply with the provisions of Section 8.01 of this Article VIII may cause irreparable harm and damage to the name and reputation of the other party for which no adequate remedy may be available at law. Accordingly, the parties agree that upon a breach by a party of such provisions, the non-breaching party may, at its option, enforce the obligations of the breaching party under those provisions by seeking equitable remedies in a court of competent jurisdiction.

                        ARTICLE IX. PROTECTION OF SUPPLY
                        --------------------------------

         9.01 Disaster Recovery. The Parties agree that it is in the best interest of both Parties for Neoprobe to have assurance of an uninterrupted supply of Crystals for use in the Crystals and/or Modules. Accordingly, eV agrees that no later than one hundred twenty (120) days after the Effective Date of this Agreement it will start to store, in an off-site storage location (storage), an amount of crystal material sufficient to produce a twelve (12) month supply of Crystals. This will be accomplished by taking the mass equivalent (in kilograms) of one (1) ingot per month from the eV production furnaces and placing it in storage immediately subsequent to performing a standard characterization and qualification of said material. The amount of crystal material to be maintained in storage will be determined by reviewing the Forecast as specified in Section 2.03 and the projected fabrication yield. The location of the off-site storage location shall be determined by mutual agreement.

         9.02 Placement of Ingot Order. Neoprobe shall initiate an order for the required mass of Crystal by sending to eV a purchase order corresponding to the mass equivalent to a 12 month supply, to be placed in the storage location during the first sixteen (16) month period of the Agreement. This order is to be placed no later than fifteen (15) days following the issuance of the Initial Forecast. The price page - 8

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

of the mass equivalent supplied by eV to storage shall be as set forth in
Schedule 9.02 attached hereto and incorporated herein. Neoprobe shall pay eV for the mass equivalent within thirty (30) days after receipt of material certification and transfer into storage. The total mass of Crystal in storage shall be reviewed by both Neoprobe and eV with each update to the fifteen (15) month rolling forecast (as specified in Section 2.03). Neoprobe shall initiate subsequent purchase orders to increase the total mass in storage to maintain a 12 month supply per the latest forecast. In the event that Neoprobe elects to consume Crystal that resides in storage, eV shall deduct from the Crystals and/or Modules price, the respective value of the Crystal.

         9.03 Close of eV's Business. During the term of this Agreement, in the event eV shall cease to do business, eV shall notify Neoprobe at least ninety
(90) days prior to going out of business and Neoprobe shall have the following rights:

         a) Right to purchase on commercial terms no more onerous than those governing this Agreement at the time of notification by eV of its intent to cease business, all work-in-progress relating to this Agreement including but not limited to, crystal ingots, Crystals and/or Modules; and

         b) Right of first refusal to purchase on reasonable commercial terms all manufacturing equipment, technology and know-how necessary for the production of Crystals and/or Modules.

                            ARTICLE X. MISCELLANEOUS
                            ------------------------

         10.01 Force Majeure. Neither of the parties to this Agreement shall be liable to the other party for any loss, injury, delay, damage or other casualty suffered or incurred by such other party due to strikes, lockouts, accidents, fire, delays in manufacture, transportation or delivery of material, embargoes, inability to ship, explosions, floods, war, governmental action or any other cause similar thereto which is beyond the reasonable control of such other party and any failure or delay by a party in the performance of any of its obligations under this Agreement shall not be considered as a breach of this Agreement due to, but only so long as there exists, one or more of the foregoing causes; provided, however, that if eV cannot complete an order within ninety (90) days due to any such cause, Neoprobe may cancel the order without liability to eV.

         10.02 Relationship. This Agreement shall not be construed to create between the parties hereto or their respective successors or permitted assignees the relationship of principal and agent, joint-venturers, co-partners or any other similar relationship, the existence of which is hereby expressly denied by each party page - 9

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

and each of the parties shall in all matters connected to this Agreement be independent contractors. Neither party shall be liable to any third party in any way for engagement, obligation, contract, representation or transaction or for any negligent act or omission to act of the other except as expressly provided.

         10.03 Governing Law. The provisions of this Agreement shall be governed in all respects by the laws of the State of Pennsylvania.

         10.04 Notice. All notices, proposals, submissions, offers, approvals, agreements, elections, consents, acceptances, waivers, reports, plans, requests, instructions and other communications required or permitted to be made or given hereunder (all of the foregoing hereinafter collectively referred to as "Communications") shall be in writing, and shall be deemed to have been duly made or given when: a) delivered personally with receipt acknowledged; b) sent by registered or certified mail or equivalent, return receipt requested, or c) sent by facsimile or telex (which shall promptly be confirmed by a writing sent by registered or certified mail or equivalent, return receipt requested), or d) sent by recognized overnight courier for delivery within twenty-four (24) hours, in each case addressed or sent to the parties at the following addresses and facsimile numbers or to such other or additional address or facsimile as any party shall hereafter specify by Communication to the other parties:

   To Neoprobe:             David C. Bupp President
                            Neoprobe Corporation
                            425  Metro Pl. N. , Suite 400
                            Dublin, OH 43017

   Fax No.:                 (614)793-7520

   Copy To:                 P.A. Coburn Legal Counsel


   To eV:                   Bruce Glick
                            Division Manager
                            eV PRODUCTS, a Division of II-VI Incorporated 375 Saxonburg Blvd.
                            Saxonburg, Pa 16056

   Fax No.:                 (412) 352-4435

                                                                       page - 10

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

  Copy to:                  Robert D. German
                            Sherrard, German and Kelly
                            1, Oliver Plaza, 35th Floor
                            Pittsburgh, PA 15222

         Notice of change of address shall be deemed given when actually received, all other Communications shall be deemed to have been given, received and dated on the earlier of: (i) when actually received, or on the date when delivered personally; (ii) one (1) day after being sent by facsimile, cable, telex (each promptly confirmed by a writing as aforesaid) or overnight courier; or four (4) business days after mailing.

         10.05 Legal Construction. In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid and unenforceable provision in light of the tenor of this Agreement, and, upon so agreeing, shall incorporate such substitute provision in this Agreement.

         10.06 Entire Agreement, Modifications, Consents, Waivers. This Agreement together with the Schedules attached hereto contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Each party hereto may, by an instrument in writing, waive compliance by the other party hereto with any term or provision of this Agreement on the part of such other party to be performed or complied with. The waiver by either party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

         10.07 Copyright. Copyright in any drawing, computer software, manual or other documentation (hereinafter referred to as the "Materials"), produced by eV solely as a result of its manufacture and release of the Crystals and/or Modules pursuant to this Agreement shall belong to Neoprobe and eV agrees to take all necessary steps and execute all necessary documentation, at Neoprobe's expense, to assign the copyright in such Materials to Neoprobe.

         10.08 Section Headings; Construction. The section headings and titles contained herein are each for reference only and shall not be deemed to affect the meaning or interpretation of this Agreement. The words "hereby", "herein", "herein above", "hereinafter", "hereof" and "hereunder", when used anywhere in this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires. The singular shall include the plural, the conjunctive shall include the disjunctive and the page - 11

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

         10.09 Execution Counterparts. This Agreement may be executed in any number of counterparts and each such duplicate counterpart shall constitute an original, any one of which may be introduced in evidence or used for any other purpose without the production of its duplicate counterpart. Moreover, notwithstanding that any of the parties did not execute the same counterpart, each counterpart shall be deemed for all purposes to be an original, and all such counterparts shall constitute one and the same instrument, binding on all of the parties hereto.

                       ARTICLE XI. LIMITATION OF LIABILITY
                       -----------------------------------

         IN NO EVENT SHALL EITHER PARTY NOR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, including, but not limited to, loss of profits or revenue, loss of use of any equipment, cost of capital, down time costs, delays, or claims of customers of any of them or other third parties for such special, indirect, incidental or consequential damages.

                           ARTICLE XII. BINDING EFFECT
                           ---------------------------

         Neither party may directly or indirectly assign, delegate, encumber or in any other manner transfer any of its rights, remedies, obligations, liabilities or interests in or arising under this Agreement, without the prior consent of the other, which consent shall not be unreasonably withheld or delayed; provided, however, that a party may, upon prior written notice, but without obtaining prior consent, directly or indirectly assign, delegate, encumber or in any other manner transfer any of its rights, remedies, obligations, liabilities or interests in or arising under this Agreement, to: i) any Affiliate of a party, or ii) any entity which succeeds, by purchasing stock or assets, by merger or otherwise, to all or substantially all of the assets of the assigning party. Any attempted assignment, delegation, encumbrance or other transfer in violation of this Agreement shall be void and of no effect, and shall be a material breach hereof.

         IN WITNESS WHEREOF, the parties have cause this Agreement to be executed as of the day and year first written above.

                                          (Signature Page - Page 13...)

                                                                       page - 12

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

NEOPROBE CORPORATION                       eV PRODUCTS
                                           Division of II-VI Incorporated

By:   /s/ David C. Bupp                    By:   /s/ Francis J. Kramer
David C. Bupp                              Francis J. Kramer
President, COO                             President, COO
                                           II-VI Incorporated


Date: December 8, 1997                     Date: 12/16/97


cmf971208

                                                                       page - 13

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                  SCHEDULE 1.07

                                 SPECIFICATIONS
                                 --------------

The Specifications for the Crystal and the Crystals and/or Modules are those contained in the following documents:

12 mm Probe Specification; Document number ***; May 15, 1997

19 mm Probe Specification; Document number ***; May 15, 1997

*** mm dia. X *** mm thick CdZnTe crystal: Neoprobe dwg.***

*** mm dia. X ***mm thick CdZnTe crystal: Neoprobe dwg.***

eV acknowledges that as of the Effective Date it has a copy of the most current version of the applicable documents and drawings listed above

                                      (I)

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                  SCHEDULE 2.02

                                    CRYSTALS AND/OR MODULES PRICE
                                    -----------------------------
----------------------------------------------------------------------------------------------------
ITEM              DESCRIPTION                                                QTY          UNIT PRICE
----------------------------------------------------------------------------------------------------
  1     eV-290; 12 mm re-useable probe                                     250-499           ***
                                                                           500-999           ***
                                                                          1000-2499          ***
                                                                          2500-4999          ***
                                                                          5000-9999          ***
                                                                           10,000+           ***

  2     eV-291; 19mm re-usable probe                                       250-499           TBA
                                                                           500-999           TBA
                                                                          1000-2499          TBA
                                                                          2500-4999          TBA
                                                                          5000-9999          TBA
                                                                           10,000+           TBA

  3     CdZnTe detector crystal, *** mm dia. X *** mm thick                100-249           ***
                                                                           250-499           ***
                                                                           500-999           ***
                                                                            1,000+           ***

  4     CdZnTE detector crystals,*** mm dia. X *** mm thick                100-249           ***
                                                                           250-499           ***
                                                                           500-999           ***
                                                                             1000+           ***

1) Prices are correct as of November 30, 1997 and are subject to revision annually

2) Prices are valid for Detector specification as per Schedule 1.07 of Supplier Agreement dated November 21, 1997. Any change in specification may result in a revision of these prices.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                  SCHEDULE 2.08

                              NEOPROBE COMPETITORS*
                              ---------------------

                                   1.     ***

                                   2.     ***

                                   3.     ***

                                   4.     ***

                                   5.     ***

                                   6.     ***

                                   7.     ***

                                   8.     ***

                                   9.     ***

                                   10.    ***

                                   11.    ***

                                   12.    ***

                                   *Includes Affiliates

                                      (III)

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

         Omitted portions of this Exhibit are subject to a Request for Confidential Treatment under Rule 24b-2.

                                  SCHEDULE 9.02

                               CRYSTAL INGOT PRICE
                               -------------------

CdZnTe material costs us *** per kilogram to grow. A typical ingot yields *** kilograms of good CdZnTe (before yield losses). According to latest forecasts, we will need to dedicate *** furnaces to the growth of material for Neoprobe detectors. This equates to *** kilograms of material; therefore, a ***-month supply of CdZnTe, at the current estimated detector production rate, will cost
***.

                                      (IV)

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.